SEC 1913        Persons  who  potentially  are to respond to the  collection  of
(1-2000)        information  contained  in this form are not required to respond unless the form displays a currently valid OMB control number.
--------------------------------------------------------------------------------


===============================
         OMB APPROVAL
===============================
OMB Number: 3235-0059
===============================
Expires: December 31, 2002
===============================
Estimated average burden
hours per response. . . 13.12
===============================



                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant |X| Filed by a Party other than the Registrant |_| Check the appropriate box:
|_| Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only
    (as permitted by Rule  14a-6(e)(2))
|_| Definitive Proxy Statement
|X| Definitive Additional Materials
|_| Soliciting Material Pursuant to ss.240.14a-12


                         California Water Service Group
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

|X|  No fee required.

|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)  Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     2)  Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     4)  Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     5)  Total fee paid:

--------------------------------------------------------------------------------


|_| Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


     1)  Amount Previously Paid:

--------------------------------------------------------------------------------

     2)  Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     3)  Filing Party:

--------------------------------------------------------------------------------

     4)  Date Filed:
--------------------------------------------------------------------------------

April 3, 2002



Dear Fellow Stockholder:

Recently you may have received an unsigned, anonymous letter from an alleged employee or employees of the California Water Service Group. The letter was especially disturbing in its numerous factual inaccuracies, its racial attack on those who have come to America from other countries, and its personal assault on my colleague, Pete Nelson.

I speak on behalf of your Board of Directors when I express our complete confidence in our President and Chief Executive Officer, Pete Nelson. His breadth of experience, vision, and dedication to increasing shareholder value and providing excellent customer service make him a critical asset to our company and its long-term success. Moreover, I can assure you that the California Water Service Group has the leadership, financial strength, and strategy to continue its long history of exemplary performance.

Cal Water has always been known for its candor and its commitment to doing the right thing for stockholders, customers, and employees. I know you share my pride in all that the company has accomplished, and we look forward to reviewing those accomplishments at our annual meeting in San Jose on April 24, 2002.

Thanking you for your confidence in the California Water Service Group and hoping to see you in April, I am

Very truly yours,


/s/ Robert W. Foy

Robert W. Foy
Chairman of the Board